Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Rokk3r Inc. (the “Company”) for the period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Nabyl Charania, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2019	/s/ Nabyl Charania
Nabyl Charania, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)